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            THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
            PURSUANT TO RULE 901(d) OF REGULATION S-T

                                                                     EXHIBIT 25
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) /__/

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

48 Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                    (Zip code)

                             BOYD GAMING CORPORATION
             (Exact name of Registrant as specified in its charter)

Nevada                                                      88-0242733
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           CALIFORNIA HOTEL AND CASINO
             (Exact name of Registrant as specified in its charter)

Nevada                                                      88-0121743
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                BOYD TUNICA, INC.
             (Exact name of Registrant as specified in its charter)

Mississippi                                                 64-0829658
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             BOYD MISSISSIPPI, INC.
             (Exact name of Registrant as specified in its charter)


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         THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                 PURSUANT TO RULE 901(d) OF REGULATION S-T

Nevada                                                      93-1104426
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             BOYD KANSAS CITY, INC.
             (Exact name of Registrant as specified in its charter)

Missouri                                                    43-1649728
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                BOYD KENNER, INC.
             (Exact name of Registrant as specified in its charter)

Louisiana                                                   88-0319489
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                 MARE-BEAR, INC.
             (Exact name of Registrant as specified in its charter)

Nevada                                                      88-0203692
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                 SAM-WILL, INC.
             (Exact name of Registrant as specified in its charter)

Nevada                                                      88-0203673
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                 ELDORADO, INC.
             (Exact name of Registrant as specified in its charter)

Nevada                                                      88-0093922
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                    MSW, INC.
             (Exact name of Registrant as specified in its charter)

Nevada                                                      88-0310765
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

2950 South Industrial Road
Las Vegas, Nevada                                           89109
(Address of principal executive offices)                    (Zip code)

                             ----------------------

                             % Senior Notes Due 2003
                       (Title of the indenture securities)

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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------

         Superintendent of Banks of the State of              2 Rector Street, New York,
         New York                                             N.Y.  10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York                     33 Liberty Plaza, New York,
                                                              N.Y.  10045

         Federal Deposit Insurance Corporation                Washington, D.C.  20429

         New York Clearing House Association                  New York, New York

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.  (See Note on page 3.)

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of September, 1996.

                                   THE BANK OF NEW YORK

                                   By:  /s/  VIVAN GEORGES
                                        -------------------------------
                                        Name:  VIVIAN GEORGES
                                        Title: ASSISTANT VICE PRESIDENT


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